UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                              SEC File No. 0-29951
                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934 Date of Report

                   (Date of earliest event reported) August 1


                           MORGAN EQUITIES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

        Georgia                                                 58-1727874
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(State or other jurisdiction                                  (IRS Employer
   of incorporation)                                        Identification No.)


            830-13 A1A North, #165 Ponte Vedra Beach, Florida 32082
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (404)583-0404
        ----------------------------------------------------------------

                               PEDIANET.COM, INC.
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      CHANGE OF REGISTRANT'S CORPORATE NAME

      On August 11, 2005, Registrant received notice from the secretary of State of Georgia that, effective August 1, 2005, Registrant's Articles of Incorporation were amended to provide that Registrant's name was changed from Pedianet.com, Inc. to Morgan Equities Group, Inc., so that Registrant shall thereafter be known as Morgan Equities Group, Inc.

Morgan Equities Group, Inc. will apply for a new trading symbol and CUSIP
Number.


                                                Morgan Equities Group, Inc.,

August 16, 2005
                                                /s/ C. M. Benedict
                                                --------------------------------
                                                C. M. Benedict, CEO/Chairman

                              GENERAL INSTRUCTIONS

         A. Rule as to Use of Form 8-K.

      1. Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

      2. Form 8-K may be used by a registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12 or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials and pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than the Rule 425(c) requirement to include certain specified information in any prospectus filed pursuant to such rule). Such filing is also deemed to be filed pursuant to any rule for which the box is checked. A registrant is not required to check the box in connection with Rule 14a-12 or Rule 14d-2(b) if the communication is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note 2 to Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2).


SEC 873 (03-05)         Potential persons who are to respond to the collection
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                        OMB control number.